Strategic Partners Mutual Funds, Inc.
CIK# 0001035018
SEMI-ANNUAL 04/30/06

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 73A1, 73A2,73B1,73B2,74V1,74V2, and 74W correctly, the correct answers are as follows:


73A1/A2-

Series 5- Class A $0.0159, Class C $0.0122, Class D $0.0147,
 Class L $0.0147, Class M $0.0122, Class X $0.0122

Series 9- Class A $0.1030, Class B $0.0520 Class C $0.0520,
 Class L $0.0860, Class M $0.0520, Class X $0.0520

Series 10- Class A $0.2692, Class B $0.2427 Class C $0.2425,
 Class L $0.2605, Class M $0.2426, Class X $0.2413

Series 12- Class A $0.0189, Class B $0.000 Class C $0.000,
 Class L $0.0031, Class M $0.000, Class X $0.000

Series 18- Class A $0.0828, Class B $0.0085, Class C $0.0085,
Class L $0.0580, Class M $0.0085, Class X $0.0085

Series 28- Class A $0.1268, Class B $0.0261, Class C $0.0261,
Class L $0.0930, Class M $0.0261, Class X $0.0261

73B1/B2-

Series 16- Class A $3.979, Class B $3.979, Class C $3.979,
Class L $3.979, Class M $3.979, Class X $3.979

Series 20- Class A $0.1074, Class B $0.1074,0 Class C $0.1074,
Class L $0.1074, Class M $0.1074, Class X $0.1074

Series 28- Class A $0.7693, Class B $0.7693 Class C $0.7693,
Class L $0.7693, Class M $0.7693, Class $0.7693

74V1/74V2-

Series 2- Class A $13.07, Class B $11.16, Class C $11.13,
Class L $13.00, Class M $11.16, Class X $11.18

Series 5- Class A $1.00, Class C $1.00, Class D $1.00,
Class L $1.00, Class M $1.00, Class X $1.00

Series 9- Class A $13.89, Class B $13.86, Class C $13.85,
Class L $13.88, Class M $13.85, Class X $13.84

Series 10- Class A $7.21, Class B $7.20, Class C $7.20,
Class L $7.20, Class M $7.19, Class X $7.19

Series 12- Class A $15.39, Class B $14.93, Class C $14.90,
Class L $15.33, Class M $14.92, Class X $14.89

Series 13- Class A $17.04, Class B $16.49, Class C $16.54,
Class L $16.98, Class M $16.49, Class X $16.50

Series 14- Class A $16.63, Class B $15.92, Class C $15.88,
Class L $16.52, Class M $15.90, Class X $15.87

Series 16- Class A $18.73, Class B $17.69, Class C $17.67,
Class L $18.55, Class M $17.66, Class X $17.65, Class Z 18.74

Series 18- Class A $10.14, Class B $9.85, Class C $9.85,
Class L $10.10, Class M $9.85, Class X $9.82

Series 20- Class A $6.01, Class B $5.72, Class C $5.77,
Class L $5.96, Class M $5.76, Class X $5.78

Series 23- Class A $3.12, Class B $2.98, Class C $3.00,
Class L $3.10, Class M $2.99,    Class X $3.01

Series 24- Class A $5.18, Class B $5.03, Class C $5.00,
Class L $5.14, Class M $5.01, Class X $5.00

Series 25- Class A $2.93, Class B $2.84, Class C $2.84,
Class L $2.91, Class M $2.85, Class X $2.85

Series 28- Class A $13.70, Class B $13.65, Class C $13.66,
Class L $13.68, Class M $13.65, Class X $13.66


74W-

Series 5-  Class A $1.0000, Class C $ 0.9992, Class D $0.9995,
Class L $0.9993, Class M $0.9995 , Class X $0.9996